EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a      Articles  of   Incorporation   of   Twentieth   Century   Capital
               Portfolios,   Inc.  (filed   electronically   as  Exhibit  1a  to
               Post-Effective  Amendment  No. 5 on Form N-1A,  filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B1b      Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc.  (filed  electronically  as  Exhibit  1b  to  Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1c      Articles of Amendment of Twentieth  Century  Capital  Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1c to Post-Effective Amendment No. 7 on Form N-1A, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.B1d      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1d to Post-Effective Amendment No. 7 on Form N-1A, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.B1e      Articles  Supplementary of American  Century Captial  Portfolios,
               Inc. dated April 30, 1997 (filed electronically as Exhibit B1e to
               Post-Effective  Amendment  No. 8 on Form  N-1A,  filed on May 21,
               1997, and incorporated herein by reference).

EX-99.B1f      Certificate of Correction to Articles  Supplementary  of American
               Century Capital Portfolios, Inc. dated May 15, 1997 (filed electronically as Exhibit B1f to Post-Effective Amendment No. 8 on Form N-1A, filed on May 21, 1997, and incorporated herein by reference).

EX-99.B1g      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated December 19, 1997 is included herewith.

EX-99.B2a      By-Laws of Twentieth  Century  Capital  Portfolios,  Inc.  (filed electronically as Exhibit 2 to Post-Effective  Amendment No. 5 on
               Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B2b      Amendment to By-Laws of American Century Capital Portfolios, Inc.
               is included herewith.

EX-99.B4 Specimen securities representing shares of common stock of American Century Capital Portfolios, Inc. (filed electronically as Exhibit B4 to Post-Effective Amendment No. 8 on Form N-1A, filed on May 21, 1997, and incorporated herein by reference).

EX-99.B5a      Management  Agreement,  dated  as  of  August  1,  1997,  between
               American  Century Capital  Portfolios,  Inc. and American Century
               Investment Management, Inc. is included herewith.

EX-99.B5b      Investment  Subadvisory  Agreement by and among American  Century
               Capital Portfolios, Inc., American Century Investment Management,
               Inc. and RREEF America L.L.C., dated January 27, 1998 is included herewith.

EX-99.B6 Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated January 15, 1998 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 28 on Form N-1A of American Century Target Maturities Trust, filed on January 30, 1998, and incorporated herein by reference).

EX-99.B8a      Master Agreement by and between Twentieth Century Services,  Inc.
               and  Commerce   Bank,   N.A.   dated   January  22,  1997  (filed
               electronically as Exhibit 8(b) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century
               Mutual Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B8b      Global Custody Agreement between The Chase Manhattan Bank and the
               Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century
               Government  Income Trust,  File No.  2-99222,  filed  February 7,
               1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed electronically as Exhibit 9 to Post-Effective Amendment No. 5 on Form N-1A, filed July 31, 1996, and incorporated herein by reference).

EX-99.B10      Opinion and Consent of Counsel.

EX-99.B11      Consent of Deloitte & Touche LLP.

EX-99.B12      Annual  Report of the  Registrant  dated  October 31, 1997 (filed electronically on December 19, 1997, and incorporated herein by reference).

EX-99.B14      Model Retirement Plans (filed as Exhibits  14(a),14(b),14(c)  and
               14(d)  to  Pre-Effective  Amendment  No.  2 to  the  Registration
               Statement and incorporated herein by reference).

EX-99.B15a     Master  Distribution  and Shareholder  Services Plan of Twentieth
               Century Capital  Portfolios,  Inc.,  Twentieth Century Investors,
               Inc.,  Twentieth  Century Strategic Asset  Allocations,  Inc. and
               Twentieth  Century World  Investors,  Inc.  (Advisor Class) dated
               September 3, 1996 is included herewith.

EX-99.B15b     Shareholder   Services   Plan  of   Twentieth   Century   Capital
               Portfolios,  Inc.,  Twentieth Century Investors,  Inc., Twentieth
               Century Strategic Asset  Allocations,  Inc. and Twentieth Century
               World Investors, Inc. (Service Class) dated September 3, 1996 is included herewith.

EX-99.B16      Schedule for Computation of Advertising Performance Quotations.

EX-99.B17      Power of Attorney dated January 23, 1998 is included herein.

EX-99.B18      Multiple  Class Plan of  Twentieth  Century  Capital  Portfolios,
               Inc.,  Twentieth  Century  Investors,   Inc.,  Twentieth  Century
               Strategic  Asset  Allocations,  Inc. and Twentieth  Century World
               Investors, Inc. dated September 3, 1996 is included herewith.

EX-27.1.1      Financial Data Schedule for American Century Value.

EX-27.1.2      Financial Data Schedule for American Century Equity Income.

EX-27.1.3      Financial Data Schedule for American Century Real Estate.